LIBERTY GROWTH & INCOME FUND

                 Supplement to Prospectus dated November 1, 2002
                   Replacing supplement dated January 21, 2003

The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Scott L. Davis, CFA, a Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Davis has been with the adviser and its predecessor since 1985. Mr. Davis received an MA degree from the University of Connecticut.

Gregory M. Miller, a Senior Vice President of Columbia Management Advisors, Inc., is the co-manager for the Fund and has co-managed the Fund since April 2003. Mr. Miller has been with the adviser and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.



                                                                  April 29, 2003